

ChromaDex Earnings Conference Call First Quarter 2019

Rob Fried
Chief Executive Officer

Frank Jaksch
Co-Founder / Executive Chairman

Kevin Farr
Chief Financial Officer

Nasdaq: CDXC | May 9, 2019

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2019 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the Securities and Exchange Commission (the "Commission") on May 9, 2019 and in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Commission on March 7, 2019. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, tax, depreciation, amortization and share-based compensation for adjusted EBITDA. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Q1 2019 Takeaways

- **Grew total net sales to $10.0 million in Q1 2019 (+53% YoY, +11% versus Q4 2018)**
- **Demonstrated continued progress building TRU NIAGEN into a global brand with top-line momentum**
  - TRU NIAGEN net sales of $7.5 million in Q1 2019 (+146% YoY)
  - Continued strong sequential growth in TRU NIAGEN net sales (+15% in Q1 2019 vs Q4 2018)
- **Gross margin expansion driven by TRU NIAGEN (+500bps YoY, +80bps versus Q4 2018)**
  - Gross margin up 500 bps year-over-year driven by favorable mix with growing TRU NIAGEN e-Commerce business
  - Gross margin of 52.8% in Q1 2019 up 80 bps sequentially, including a ~250 bps negative impact primarily due to decision to wind down sales of Purple Corn ingredient beginning in Q4 2018
- **Marketing efficiency improved by 980 bps in Q1 2019 versus Q4 2018 with new campaigns and strategies**
  - Selling, marketing & advertising expense of 41.5% of net sales in Q1 2019 compared to 51.4% in Q4 2018 and 49.8% in Q1 2018
- **General and administrative expenses up $1.4 million sequentially, including $1.2 million of higher legal expense ahead of trial**
- **Steady progress executing the strategic plan**
  - Global expansion – Foundation for initial retail launch with Showcase and WELL Health Technologies in Canada[1]
  - Partnerships – Consistent shipments from Watson's and successful kick off of Nestlé Health Science relationship
  - Building awareness – Targeting younger, fitness oriented consumers; adding to "anti-aging" target market
- **Reiterated cash flow break-even objective by Q4 2019 or early 2020**
- **Subsequent to the end of the first quarter, the Company executed a convertible note purchase agreement of $10 million that strengthens our balance sheet and enables us to further invest for growth**

Steady strategic progress with key financial metrics moving in the right direction

(1) Announced in April

Building a Global Brand



CANADA(1)
4 Amazon
Truniagen.ca
Showcase
April 2019
UNITED KINGDOM
Amazon
PARTNERSHIPS
PARTNERSHIPS
1 HONG KONG
Watsons
September 2017
2 SINGAPORE
Watsons
January 2018
PARTNERSHIPS
3 NEW ZEALAND
Matakana Superfoods
September 2018

ChromaDex has expanded retail distribution of TRU NIAGEN® into four new international markets since September of 2017

(1) TRU NIAGEN® was launched on www.truniagen.ca and to health care practitioners at Fullscript Canada in December 2018. It was previously sold on www.amazon.ca.

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO & Director of Ideation Acquisition Corp. 2007-2009, Founder & CEO of Spiritclips LLC 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Lisa Bratkovich – *Chief Marketing Officer*
Former SVP of Marketing, Guthy|Renker 2001-2016

Matthew Roberts – *Chief Scientific Officer*
Scientific Advisory Board Member of ChromaDex since November 2016
Over 25 years at Abbott, Nestlé and Nature's Bounty Co.

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

Ben Shichman – *Chief Technology Officer*
Over 25 years of fast growing software and e-Commerce companies

David Burns – *Vice President - Marketing*
Former VP of Digital Acquisition, Guthy|Renker 2012-2018

ChromaDex. TN TRU NIAGEN

Scientific Advisory Board



Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Dr. Rob Beudeker
VP of Innovation
DSM

Leads innovation program for Human Nutrition and Health at DSM



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997

Scientific Update

ChromaDex

Science Continues to Expand

- **29 human studies on nicotinamide riboside in various stages on clinicaltrials.gov**
- **Two new clinical studies since prior update, including one registered with the World Health Organization:**
    - John Hopkins University (April 2019)
        - Evaluate effects of NR in preventing small fiber nerve degeneration that is experimentally induced by applying capsaicin, an active component of chili peppers, to skin in otherwise healthy study participants
        - Evaluate effects on nerve regeneration
        - Diabetes and prediabetes are some of the most common causes of small fiber neuropathy but up to 50% of all cases are spontaneous with unknown triggering mechanisms
        - Currently there is no effective treatment to prevent or reverse this disease
    - Department of Ophthalmology and Visual Sciences at the Chinese University of Hong Kong (April 2019)
        - Randomized study of 160 patients with primary open-angle glaucoma
        - Patients will receive an oral supplement of nicotinamide riboside at 200 mg/day or a placebo (sugar pill)
        - Objective is to compare the rates of retinal nerve fiber layer thinning measured with a non-invasive diagnostic technique that renders an in vivo cross-sectional view of the retina over 24 months
- **~170 MTAs for NIAGEN signed with research institutes and Universities around the world**

ChromaDex

Recent Peer-Reviewed Publications

- ***Journal of American College of Cardiology*** – Smyrnias et al., Kings College London – *"Cardioprotective Effect of the Mitochondrial Unfolded Protein Response During Chronic Pressure Overload" – Apr. 2019*
  - Showed that supplementation with NR helps maintain mitochondrial and cardiac function in an animal model by stimulating a cellular repair pathway called "mitochondrial unfolded protein response"
  - Preliminary human data supports future testing of NR in humans in connection with cardiovascular health

- ***Stem Cell*** – Vannini et al., Ecole Polytechnique Federale de Lausanne (EPFL) – *"The NAD-Booster Nicotinamide Riboside Potentially Stimulates Hematopoiesis through Increased Mitochondrial Clearance " – Mar. 2019*
  - Investigated the effects of oral NR supplementation on blood stem cells in mice
  - NR promoted growth of new blood cells through increased mitochondrial clearance
  - Results build on previous preclinical findings on bioenergetics and NR's ability to stimulate cellular repair pathways

Financial Highlights

Q1 Net Sales Mix

Q1 2018


e-Commerce
28%
TRU NIAGEN
$6.6 MM
TRU NIAGEN
Watson's/Other B2B
18%
NIAGEN Ingredient
19%
Other Ingredients
17%
Analytical Reference Standards & Services
18%

Q1 2019


TRU NIAGEN
Watson's/Other B2B
15%
$10.0MM
NIAGEN Ingredient
11%
Other Ingredients
4%
Analytical Reference Standards & Services (1)
11%
TRU NIAGEN
e-Commerce
59%

- **TRU NIAGEN** net sales increased to **74% of net sales** in Q1 2019 compared to 46% in Q1 2018[(2)]
- **NIAGEN-related** net sales increased to **85% of net sales** in Q1 2019 compared to 65% in Q1 2018[(3)]

Successful transformation into a consumer-focused company with flagship product, TRU NIAGEN

(1) Analytical Reference Standards and Services previously reported as Core
(2) TRU NIAGEN net sales include e-Commerce, Watson's/Other B2B
(3) NIAGEN-related sales include TRU NIAGEN and NIAGEN ingredient

ChromaDex. TRU NIAGEN

Q1 Net Sales

Q1 2019 Net Sales
($ in millions)



e-Commerce
5.9
Watson's/Other B2B
1.5
NIAGEN Ingredient
1.1
Analytical Reference Standards & Services (1)
1.1
Other Ingredients
0.4
TRU NIAGEN
$7.4

Growth Rates

	YoY % (vs Q1 2018)	QoQ % (vs Q4 2018)
	+220%	+13%
	+30%	+24%
	-12%	+15%
	-5%	-4%
	-65%	-22%
Total	+53%	+11%

Continued strong growth in e-Commerce and Watson's, partially offset by expected lower ingredient sales and legacy businesses

(1) Analytical Reference Standards and Services previously reported as Core

Q1 2019 vs Q4 2018 Key P&L Metrics

(in thousands)	Q1 2019	Q4 2018	Notes
Net Sales	**$ 10,048**	**$ 9,067**	TRU NIAGEN business up 15% with e-Commerce and Watson's each up double digits
Gross Profit *% of Net Sales*	**5,301** *52.8%*	**4,711** *52.0%*	Negatively impacted by 250bps primarily driven by the wind down of Purple Corn ingredient
Selling and Marketing *% of Net Sales*	4,174 *41.5%*	4,658 *51.4%*	Marketing efficiency improved by 980bps driven by our e-Commerce business
Research and Development	1,168	1,275	Slightly down quarter-over-quarter
General and Administrative	8,331	6,943	Higher by $1.4MM primarily driven by litigation related expenses. Excluding legal fees and equity compensation expense, G&A was up by $0.2MM.
Other	0	75	Miscellaneous expense
Total Operating Expense	**13,673**	**12,951**	Higher G&A partially offset by lower Selling & Marketing, and Research & Development
Operating Loss	**$ (8,372)**	**$ (8,240)**	Slightly higher loss quarter-over-quarter reflecting higher litigation related expense incurred to prepare for trial

ChromaDex. TN TRU NIAGEN

Q1 2019 vs Q1 2018 Key P&L Metrics

(in thousands)	Q1 2019	Q1 2018	Notes
Net Sales	**$ 10,048**	**$ 6,567**	TRU NIAGEN business up 146%, with e-Commerce up 220% and Watson's up 146%
Gross Profit *% of Net Sales*	**5,301** *52.8%*	**3,137** *47.8%*	500 bps improvement driven by favorable mix shift toward TRU NIAGEN® e-Commerce business
Selling and Marketing *% of Net Sales*	4,174 *41.5%*	3,269 *49.8%*	Marketing efficiency improved by 820bps driven by our e-Commerce business and overall scale
Research and Development	1,168	1,439	Down almost 20% year-over-year with more focused investments
General and Administrative	8,331	6,828	Higher by $1.5MM. Excluding legal fees and equity compensation expense, G&A was up by $0.6MM.
Other	0	0	N/A
Total Operating Expense	**13,673**	**11,536**	Higher G&A partially offset by lower Selling & Marketing, and Research & Development
Operating Loss	**$ (8,372)**	**$ (8,399)**	Operating loss in-line with prior year despite ramp up in litigation expense incurred to prepare for trial

Q1 2019 Operating Loss vs 2018



+$2.2MM
-$2.2MM
(In millions)
(5.5)
(6.0)
(6.5)
(7.0)
(7.5)
(8.0)
(8.5)
(9.0)
(8.4)
1.7
0.5
(0.9)
(0.7)
(0.3)
0.3
(0.2)
(0.3)
(8.4)
Q1 FY18 Actual Operating Loss
Volume
Gross Margin Improvement
Sales & Marketing
Equity Comp (G+A)
Legal
R+D Decrease
Royalties
Other G+A
Q1 FY19 Operating Loss

Q1 Balance Sheet and Cash Flow Highlights

(in thousands)	3/31/19	3/31/18	Key Drivers
Cash	**$ 19,327**	**$ 41,037**	Cash used in operations to grow the business and higher IT related CapEx
Inventory	**8,670**	**5,063**	Investments to support growth in 2019
Accounts Payable	**9,753**	**5,856**	Increase in inventory, higher advertising and legal expenses
Operating Cash Flow	**(3,048)**	**(3,988)**	Investments to grow the TRU NIAGEN business, partially offset by $4MM upfront Nestlé payment
Capital Expenditures	**(249)**	**(161)**	Leasehold improvements, investments in IT systems, purchases of lab equipment, and intangible assets (patents/trademarks)

Invested in future growth including inventory build. Received $4MM upfront cash from Nestlé.

Quarterly Cash Flow Highlights

(in thousands)	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19
Net Loss	$ (8,443)	$ (8,050)	$ (8,606)	$ (8,218)	$ (8,337)
Working Capital	2,984	(616)	1,825	866	(1,075)
Nestlé Deferred Revenue	0	0	0	0	3,962
Cash From / (Used For) Operations[1]	**(3,988)**	**(6,549)**	**(5,235)**	**(5,136)**	**(3,048)**
Cash From / (Used For) Investing	(161)	(1,113)	(82)	(419)	(296)
Cash From / (Used For) Financing	(202)	13	142	(43)	55
Net Increase / (Decrease) in Cash	**$ (4,351)**	**$ (7,648)**	**$ (5,175)**	**$ (5,598)**	**$ (3,289)**

(1) Includes $4 million cash payment related to deferred revenue from upfront payment from Nestlé

ChromaDex. TRU NIAGEN

2019 Financial Outlook

(in thousands)	2017 Actual	2018 Actual	2019 Outlook	Key Drivers
Net Sales	**$ 21,201**	**$ 31,557**	Continued growth in sales of TRU NIAGEN	U.S. e-Commerce, Watson's international business, launches in certain new international markets, including cross border
Gross Margin % (as a % of net sales)	**49%**	**51%**	Continued improvement	Increased sales of TRU NIAGEN in e-Commerce business, supply chain cost savings
Selling, Marketing & Advertising (as a % of net sales)	**21%**	**52%**	Roughly flat in absolute dollars and down significantly as a % of net sales	Leverage investments in new customer acquisitions, diversify marketing strategies beyond digital and direct response marketing
General & Administrative	**17,642**	**27,137**	Up a few million in absolute dollars and down significantly as a % of net sales	Management infrastructure largely built-out, legal costs primarily driven by investments to protect our IP
Free Cash Flow[1]	**$ (11,156)**	**$ (22,360)**	Cash Flow Break-Even by Q4 2019 or early 2020	Higher sales and gross margins, efficiency in TRU NIAGEN marketing, selling & advertising expense, leveraging fixed overhead investments

Continue to target cash flow break-even by Q4 2019 / early 2020

(1) Free Cash Flow = Cash from / (used for) Operating Activities minus Capital Expenditures

Appendix

2017 – 2019 YTD Net Sales Summary

(In millions)

Description	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 FY	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	2019 Q1
Ecommerce (a)	0.0	0.1	0.3	0.8	1.3	1.8	3.5	4.4	5.2	15.0	5.9
Watsons			2.3	1.8	4.1	0.8	0.3	0.7	1.2	2.9	1.3
International / Other (b)			0.0	0.0	0.1	0.4	0.0	0.1	0.1	0.6	0.3
Total TRU NIAGEN	***0.0***	***0.1***	***2.6***	***2.7***	***5.5***	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***7.5***
NIAGEN Ingredient	1.0	2.0	1.8	3.0	7.8	1.3	1.9	1.0	1.0	5.2	1.1
NIAGEN Related Revenues	***1.0***	***2.1***	***4.4***	***5.7***	***13.2***	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***8.6***
Other Ingredients	1.1	0.9	0.7	0.7	3.4	1.1	0.9	0.9	0.5	3.4	0.4
CORE	1.3	1.2	1.0	1.1	4.6	1.2	1.2	1.0	1.1	4.5	1.1
Total Net Sales	***3.4***	***4.2***	***6.1***	***7.5***	***21.2***	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***10.0***
TRU NIAGEN as % of Total Net Sales	***0%***	***3%***	***44%***	***35%***	***26%***	***46%***	***48%***	***64%***	***71%***	***58%***	***74%***
TRU NIAGEN as % of Total NIAGEN Related Revenue	***1%***	***7%***	***60%***	***47%***	***41%***	***71%***	***66%***	***84%***	***87%***	***78%***	***87%***
NIAGEN Related Revenues as % of Total Net Sales	***29%***	***50%***	***73%***	***75%***	***62%***	***65%***	***73%***	***77%***	***82%***	***75%***	***85%***
YOY Growth Rate - Net Sales											
Total Company	-42%	-43%	55%	69%	-2%	95%	85%	33%	20%	49%	53%
NIAGEN Related	-68%	-48%	204%	158%	22%	337%	168%	40%	31%	79%	99%
Total TRU NIAGEN	N/A	N/A	N/A	N/A	N/A	NA	2528%	97%	143%	238%	146%
Sequential Growth Rate - Net Sales											
Total Company		25%	44%	24%		-13%	19%	4%	12%		11%
NIAGEN Related		115%	110%	28%		-24%	32%	10%	19%		15%
Total TRU NIAGEN		914%	1764%	1%		14%	23%	40%	24%		15%

Reconciliation of Non-GAAP Financial Measures

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Three months ended	
	Mar. 31, 2019	Mar. 31, 2018
Net loss, as reported	**$ (8,337)**	$ (8,443)
Adjustments:		
Interest (income) expense	**(35)**	44
Depreciation	**173**	121
Amortization of intangibles	**61**	58
Amortization of right of use assets	**138**	-
Share-based Compensation	**2,029**	1,258
Adjusted EBITDA	**$ (5,971)**	$ (6,962)

ChromaDex. TN TRU NIAGEN

NR has Reached the Significant Milestone of **34 Registered Human Studies**[1]

Preclinical Research

More than 100 preclinical peer-reviewed studies have been published investigating the science behind NIAGEN®

Human Studies

34 studies are currently registered on clinicaltrials.gov

At least 10 more are in planning and not yet registered

Clinical Health Outcomes

4 published clinical studies of NIAGEN® led the way

New studies are now examining clinically relevant health outcomes

(1) There are 34 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 29 of these use NIAGEN® NR.

ChromaDex TRU NIAGEN

Neurological, Cardiovascular Health, and Obesity are the Most Prominent Human Clinical Research Areas for NIAGEN®

	NEUROLOGICAL	CARDIOVASCULAR	OBESITY	OTHER
Human Studies	38 %	26 %	18 %	18 %
Conditions Studied	- Parkinson disease - Mild cognitive impairment - Neuropathies - Mild concussion - Ataxia telangiectasia	- Heart failure - Hypertension - Arterial stiffness - Vascular function	- Type 2 diabetes (Insulin sensitivity) - Weight loss - Altered glucose and lipid metabolism - Non-alcoholic fatty liver	- Immunity/Inflammation - Aging - Chronic kidney disease - Sarcopenia

Note: Based on trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

Nestlé Supply and License Agreement

Market Size – 2018 Est.

Protein Based Nutrition Drinks[1]


~$2.0Bil
61%
Intl.
39%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Medical Nutrition[2]


~$16Bil
76%
Intl.
24%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Key Terms of the Agreement

- **Upfront payment:** $4MM
  - Cash received in Q1 2019
  - Amortized as revenue over minimum of three years
- **Nestlé exclusivity:**
  - Exclusive rights in medical nutrition
  - Co-exclusive rights in certain protein based beverages
- **Nestlé territories:**
  - North America, Europe, Latin America, ANZ, Japan
- **Product launch milestones**: Up to an aggregate of $6MM
- **Other revenue:**
  - Ingredient sales
  - Low to high single digit royalties on wholesale sales
- **Near-term hurdles:**
  - Technical feasibility, regulatory, market testing

Long-term opportunity to grow the TRU NIAGEN business

(1) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.
(2) Medical Nutrition category per Grand View Research, in wholesale dollars.

For more information about Nestlé Health Science and its businesses, visit www.nestlehealthscience.com.

ChromaDex. TRU NIAGEN

Contact Info

Brianna Gerber

Senior Director of FP&A and Investor Relations

T: +1.949.344.3782

BriannaG@chromadex.com

www.chromadex.com